                                                                   EXHIBIT 10.58


                                FIRST AMENDMENT

                                      TO

                             AMENDED AND RESTATED

                               CREDIT AGREEMENT

     This FIRST AMENDMENT, dated as of   October 1, 1999 (this "Amendment")  to
that certain Amended and Restated Credit Agreement dated as of October 15, 1998 (the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings given those terms in the Credit Agreement), is entered into by and among AFC ENTERPRISES, INC., a Minnesota corporation ("Company"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Lead Arranger (in such capacity, "Lead Arranger") and as syndication agent (in such capacity, "Syndication Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Agency ("CIBC"), as administrative agent (in such capacity, "Administrative Agent"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES THEREOF (each a "Lender" and collectively "Lenders"), and THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors").

                                   RECITALS:

     WHEREAS, Company desires to amend the Credit Agreement in order to (i) provide for supplemental Tranche B Term Loans in an aggregate principal amount of $25,000,000, (ii) obtain the consent of Requisite Lenders to borrow additional Tranche B Term Loans under the Credit Agreement in an aggregate principal amount of $25,000,000, and (iii) make certain other amendments to the Credit Agreement; and

     WHEREAS, in connection with the foregoing, Requisite Lenders and each Lender providing a Supplemental Tranche B Term Loan (as hereinafter defined) have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Requisite Lenders, each person providing a Supplemental Tranche B Term Loan, Lead Arranger, Syndication Agent, Administrative Agent and the Subsidiary Guarantors agree as follows:

1.  AMENDMENTS TO CREDIT AGREEMENT

               (1)  Definitions: Subsection 1.1 of the Credit Agreement is
                                 --------------
                    hereby amended by deleting the definitions of "Permitted Foreign Joint Venture Investment", "Tranche B Term Loan Commitment", "Tranche B Term Loans" and "Tranche B Term Notes" in their entirety and substituting the following therefor (both in Subsection 1.1 and as used in other provisions of the Credit Agreement and the other Loan Documents):

     "Permitted Joint Venture Investment" means one or more Investments by Company in Joint Ventures; provided that, (i) each such Joint Venture interest
                            --------
 of Company shall be at least 10% of the total Joint Venture interests of each such Joint Venture, (ii) the aggregate Investments by Company in all such Joint Ventures shall not exceed $30,000,000 and the aggregate Investments made by Company in all such Joint Ventures in any Fiscal Year shall not exceed $10,000,000, and (iii) the businesses of each such Joint Venture shall consist of the development and operation of any business which may be conducted by the Company hereunder.

     "Tranche B Term Loan Commitment" means the commitment of a Lender to make a Tranche B Term Loan to Company pursuant to subsection 2.1A (iii) or (vi); and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate".

     "Tranche B Term Loans'' means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii) (including the Existing Tranche B Term Loans and the Supplemental Tranche B Term Loans) and Additional Tranche B Term Loans, if any, made by Lenders pursuant to subsection 2.1A(vi).

     "Tranche B Term Notes" means (i) the promissory notes of Company issued pursuant to subsection 2.1E and/or 2.1A(vi) and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 9.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit IV-E annexed
                                                          ------------
hereto, as they may be amended, restated, supplemented or otherwise modified from time to time.

     Subsection 1.1 of the Credit Agreement is hereby further amended by inserting each of the following definitions in the appropriate alphabetical order:

     "Additional Tranche B Term Loans" has the meaning assigned to that term in subsection 2.1A.

     "Additional Tranche B Term Loan Commitments" has the meaning assigned for that term in subsection 2.1A.

     "Additional Tranche B Term Loan Lender" has the meaning assigned to that term in subsection 2.1A.

     "Existing Tranche B Term Loans" means such Tranche B Term Loans made Lenders on the Effective Date pursuant to subsection 2.1A(iii)(a).

     "First Amendment'' means First Amendment, dated as of September __, 1999, to the Existing Credit Agreement, by and among Company, the Lenders party thereto, Administrative Agent, Lead Arranger and Syndication Agent and the Subsidiary Guarantors party thereto.

     "First Amendment Closing Date" means the "First Amendment Closing Date", as such term is defined in First Amendment.

     "Increased Amount Date" has the meaning assigned to that term in subsection 2.1A(vi).

     "Supplemental Tranche B Term Loan" means each Tranche B Term Loan made on the First Amendment Closing Date pursuant to subsection 2.1A(iii)(b).

     "Supplemental Tranche B Term Loan Commitment" means the commitment of a Lender to make a supplemental Tranche B Term Loan pursuant to subsection 2.1A(iii)(b).

     Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following parenthetical at the conclusion of clause (iii) of the definition of Pro Rata Share:

          "(giving effect, as appropriate, to any appropriate distinctions between Existing Tranche B Term Loans, Supplemental Tranche B Term Loans and Additional Tranche B Term Loans, if any)"

               (2) Acquisition Loans: Subsection 2.1A.(ii) of the Credit Agreement is hereby amended by deleting the references to the "third anniversary of the Closing Date" contained therein and substituting the "fourth anniversary of the Closing Date" therefor.

               (3) Tranche B Term Loans: Subsection 2.1A(iii) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(iii)  Tranche B Term Loans.
                  --------------------

                    (a) On the Effective Date, each Lender then holding a Tranche B Term Loan Commitment as of such date made a Tranche B Term Loan in an amount equal to such Lender's Tranche B Term Loan Commitment as set forth in Schedule A to this Agreement.

                    (b) On the First Amendment Closing Date, each Lender holding a Supplemental Tranche B Term Loan Commitment severally agrees to lend to Company an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Supplemental Tranche B Term Loan Commitments for the purposes identified in subsection 2.5C. The amount of each Lender's Supplemental Tranche B Term Loan Commitment is set forth on Schedule A to the First Amendment and the aggregate amount of Supplemental Tranche B Term Loan Commitments is $25,000,000; provided that the Supplemental Tranche B
                                      --------
                         Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Supplemental Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Supplemental Tranche B Term Loan Commitment shall expire immediately and without further action on the First Amendment Closing Date if the Supplemental Tranche B Term Loans are not made on or before that date. Company may make only one borrowing under the Supplemental Tranche B Term Loan Commitments.

          Any amount borrowed under this Subsection 2.1A.(iii) and subsequently repaid or prepaid may not be reborrowed."

               (4) Additional Tranche B Term Loans: Subsection 2.1A of the Credit Agreement is hereby amended by adding a new subdivision (vi) at the conclusion thereof as follows:

          "(vi)  Increased Amounts.  Company may by written notice to Lead
                 -----------------
          Arranger, Administrative Agent and Lenders elect to request that one or more Lenders or other persons that are Eligible Assignees provide additional Tranche B Term Loan Commitments ("Additional Tranche B Term Loan Commitments"), by an amount not in excess of $25,000,000 in the aggregate and not less than $5,000,000 individually and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an "Increased Amount Date") on which Company proposes that any Additional Tranche B Term Loan Commitments shall be effective and that Tranche B Term Loans provided pursuant thereto (collectively, "Additional Tranche B Term Loans") shall be made, and (B) the identity of each Lender or other Person that is an Eligible Assignee (each, an "Additional Tranche B Term Loan Lender") to whom Company proposes any portion of such Additional Tranche B Term Loan Commitments be allocated and the amounts of such allocations;

          provided (x) any Lender may decline, in its sole discretion, to
          --------
          provide an Additional Tranche B Term Loan Commitment and (y) Lead Arranger shall be given the first opportunity to (but shall not be obligated to) arrange any such proposed Additional Tranche B Term Loan Commitment on terms and conditions to be agreed between the Lead Arranger and Company. Such Additional Tranche B Term Loan Commitments shall become effective and the related Additional Tranche B Term Loans shall be made, as of such Increased Amount Date; provided (1) no
                                                           --------
          Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to the making of such Additional Tranche B Term Loan and, after giving effect to the making of such Additional Tranche B Term Loans, Company shall be in compliance, on a Pro Forma Basis, with the requirements of subsection 7.6D as of the last day of the fiscal quarter most recently ended; (2) both before and after giving effect to the making of such Additional Tranche B Term Loans, each of the conditions set forth in subsection 4.3 shall be satisfied;
          (3) each Additional Tranche B Term Loan Commitment and Additional Tranche B Term Loan shall be effected pursuant to one or more joinder agreements, in each case in form and substance reasonably satisfactory to Lead Arranger and Administrative Agent, and recorded in the Register; and (4) Company shall deliver, or cause to be delivered, Tranche B Term Notes for each of the Additional Tranche B Term Loan Lenders making Additional Tranche B Term Loans, together with any legal opinions or other documents reasonably requested by Lead Arranger or Administrative Agent in connection with any such transaction. On each Increased Amount Date, subject to the satisfaction of the foregoing terms and conditions, (i) each Additional Tranche B Term Loan Lender shall make an Additional Tranche B Term Loan to Company in an amount equal to its Additional Tranche B Term Loan Commitment, (ii) each Additional Tranche B Term Loan so made shall be deemed a Tranche B Term Loan hereunder, and (iii) each Additional Tranche B Term Loan Lender shall become a Lender hereunder with respect thereto. The Administrative Agent shall notify the Lenders promptly upon receipt of Company's notice of each Increased Amount Date and the related Additional Tranche B Term Loan Commitments and the terms thereof. Notwithstanding anything contained herein to the contrary, the Applicable Base Rate Margins and Applicable Eurodollar Rate Margins applicable to any Additional Tranche B Term Loan shall be determined by Company and the Additional Tranche B Term Loan Lenders."

               (5) Commitment Fees: Subsection 2.3A(i) of the Credit Agreement is hereby amended by deleting the reference to the "third anniversary of the Closing Date" contained therein and substituting the "fourth anniversary of the Closing Date" therefor.

               (6) Use of Proceeds: Subsection 2.5C. of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "C. Tranche B Term Loans. The proceeds of the Existing Tranche B Term Loans shall be applied by Company to finance the Cinnabon Acquisition and to pay Transaction Costs. The proceeds of the Supplemental Tranche B Term Loans may be used for working capital and general corporate purposes (including, without limitation, for purposes of making expenditures permitted under Subsection 7.5 and repayments of outstanding Revolving Loans and/or outstanding Acquisition Loans, it being understood that subsequent reborrowings of such amounts so prepaid may be used for the purposes described in this sentence). The proceeds of Additional Tranche B Term Loans, if any, shall be used for working capital and general corporate purposes."

               (7) Amortization of Acquisition Loans: Subsection 2.4A.(i) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(i)  Scheduled Payments of Acquisition Loans.  Company shall make
                ---------------------------------------
     principal payments on the Acquisition Loans in installments on the dates and in amounts equal to the percentage of the aggregate amount of the Acquisition Loans outstanding on the fourth anniversary of the Closing Date, as set forth below:


                                                  SCHEDULED REPAYMENTS
                        DATE                      OF ACQUISITION LOANS
                   =================================================
                   September 30, 2001                   15.0%

                   December 31, 2001                    15.0%
                   March 31, 2002                       20.0%
                   =================================================
                   June 30, 2002                        50.0%
                   =================================================

     ; provided that the scheduled installments of principal of the Acquisition
       --------
     Loans provided for above shall be reduced in connection with any voluntary or mandatory prepayments of the Acquisition Loans in accordance with subsection 2.4B(iv); and provided further, that the Acquisition Loans and
                              -------- -------
     all other amounts owed hereunder with respect to the Acquisition Loans shall be paid in full no later than June 30, 2002 with respect thereto and the final installment payable by Company in respect of the Acquisition Loans on such date shall be in an amount, if such amount is different from that provided for above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Acquisition Loans."

               (8) Amortization of Tranche B Term Loans: Subsection 2.4A.(iii) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(iii)  Scheduled Payments of Tranche B Term Loans.  Company shall
                  ------------------------------------------
     make principal payments on the Existing Tranche B Term Loans and, commencing December 31, 1999 the Supplemental Tranche B Term Loans in installments on the dates and in the amounts set forth below:

                                                     SCHEDULED
                                                    REPAYMENT OF
                      DATE                    TRANCHE B TERM LOANS
                --------------------------------------------------
                December 31, 1998                      $   125,000
                --------------------------------------------------
                March 31, 1999                         $   125,000
                June 30, 1999                          $   125,000
                September 30, 1999                     $   125,000
                December 31, 1999                      $   187,500
                --------------------------------------------------
                March 31, 2000                         $   187,500
                June 30, 2000                          $   187,500
                September 30, 2000                     $   187,500
                December 31, 2000                      $   187,500
                --------------------------------------------------
                March 31, 2001                         $   187,500
                June 30, 2001                          $   187,500
                September 30, 2001                     $   187,500
                December 31, 2001                      $   187,500
                --------------------------------------------------
                March 31, 2002                         $   187,500
                June 30, 2002                          $   187,500
                September 30, 2002                     $ 5,625,000
                December 31, 2002                      $ 5,625,000
                --------------------------------------------------
                March 31, 2003                         $ 5,625,000
                June 30, 2003                          $ 5,625,000
                September 30, 2003                     $ 5,625,000
                December 31, 2003                      $ 5,625,000
                --------------------------------------------------
                March 31, 2004                         $ 5,625,000
                June 30, 2004                          $33,062,500
                ==================================================

     ; provided that, with respect to Additional Tranche B Term Loans, if any,
       --------
     such Loans shall be repaid on each of the dates set forth above occurring after the Increased Amount Date, in an amount equal to a portion of such Additional Tranche B Term Loans, equal to the ratio of (y) the amount the Existing Tranche B Term Loans and Supplemental Tranche B Term Loans being repaid on such date and (z) the total aggregate amount of such Existing Tranche B Term Loans and Supplemental Tranche B Term Loans outstanding on the applicable Increased Amount Date, provided further that the scheduled installments of principal of the Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Term Loans in accordance with subsection 2.4C; and provided further that the
                                           -------- -------
     Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than June 30, 2004, and the final installment payable by Company in respect of the Tranche B Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche B Term Loans."

               (9) Certain Investments: Subsection 7.3(v) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(v) Company may make extensions of credit or otherwise provide credit support to franchisees in respect of the deferral of royalty payments, rental payments, taxes, equipment sales, financing of restaurant properties, franchise agreements and development or territory agreements of such franchisees, provided that the aggregate amount of such credit
                       --------
     extensions and credit support to franchisees created after the Closing Date shall at no time be outstanding in an amount greater than $4,000,000 to any franchisee or, inclusive of other Contingent Obligations permitted under Subsection 7.4(vi), $25,000,000 in the aggregate."

          Subsection 7.3 (xi) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(xi)  Company may make and own Permitted Joint Venture Investments;
     and"

               (10) Contingent Obligations:  Subsection 7.4 (vi) of the Credit
                    Agreement is hereby amended by deleting the sum "$5,000,000" from the end of such subsection and substituting the following therefor:

          "$25,000,000 less the aggregate amount of outstanding credit
                       ----
     extensions and credit support to franchisees permitted under Subsection 7.3(v);"

               (11) Certain Restricted Junior Payments:  Subsection 7.5 of the
                    Credit Agreement is hereby amended by adding the following additional clause (iv) at the conclusion thereof:

          "and (iv) so long as no Potential Event of Default or Event of Default shall have occurred and be continuing Company may repurchase or prepay Unsecured Subordinated Notes in an aggregate principal amount not to exceed $25,000,000; provided that, after giving effect to each such repurchase or
                  --------
     prepayment, Company shall be in compliance, on a Pro Forma Basis with the provisions of subsection 7.6D."

2.  SUPPLEMENTAL TRANCHE B TERM LOANS

     Subject to the terms and conditions of the Credit Agreement as amended hereby, each Supplemental Tranche B Term Loan Lender identified on the signature pages to this Amendment agrees to make a Supplemental Tranche B Term Loan to Company in an amount equal to such Lender's Supplemental Tranche B Term Loan Commitment.

3.  CONDITIONS PRECEDENT

     a. The effectiveness of the amendments and other provisions set forth at Sections 1 and 2 hereof, are subject to the satisfaction of the following conditions on or before the date hereof (the "First Amendment Closing Date"):

               (1) Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by (i) each Loan Party, (ii) Requisite Lenders (which shall include holders of 51% of the aggregate principal amount of the Acquisition Loan Exposure and 51% of the outstanding Existing Tranche B Term Loans), and (iii) each Supplemental Tranche B Term Loan Lender.

               (2) All corporate and other proceedings taken or to be taken in connection with the making of the Supplemental Tranche B Term Loans as of the First Amendment Closing Date and all documents incidental thereto shall be satisfactory in form and substance to Lead Arranger and Administrative Agent, and Lead Arranger and Administrative Agent shall have received counter-part originals or certified copies of such documents as either may reasonably request, including, without limitation, (i) resolutions of the Board of Directors, or other officials acting in a similar capacity, by each applicable Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Closing Date by the secretary or an assistant secretary or other official acting in a similar capacity of such Person as being in full force and effect without modification or amendment, and (ii) signature and incumbency certificates of the officers or other officials acting in a similar capacity of such Person executing this Amendment.

               (3) Administrative Agent and its counsel shall have received originally executed copies of the favorable written opinions of Cohen Pollock Merlin Axelrod & Tanenbaum, LLP and Dorsey & Whitney, counsel for Company and Subsidiary Guarantors, as to such matters as Lead Arranger or Administrative Agent may reasonably request, and otherwise in form and substance reasonably satisfactory to Lead Arranger and Administrative Agent, dated as of the First Amendment Closing Date.

               (4) Administrative Agent shall have received a fully executed and delivered Notice of Borrowing with respect to the Supplemental Tranche B Term Loans.

               (5) As of the First Amendment Closing Date, the representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

               (6) As of the First Amendment Closing Date, no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Funding Notice that would constitute an Event of Default or a Potential Event of Default.

               (7) As of the First Amendment Closing Date, Company shall have paid to Administrative Agent, for distribution to each Lender executing and delivering this Agreement, a nonrefundable amendment fee in an amount equal to (i) the aggregate amount of such Lender's Acquisition Loan Exposure, Revolving Loan Exposure, Term Loan Exposure and Tranche B Term Loan Exposure (in each case prior to giving effect to the transactions contemplated hereby), times (ii) .05%.

               (8) As of the First Amendment Effective Date, Company shall be in compliance, on a Pro Forma Basis after giving effect to the making of the Supplemental Tranche B Term Loans and, if applicable, for the Additional Tranche B Term Loans, with the requirements of subsection 7.6D as of the last day of the most recent fiscal quarter for which results are available.

     (b) Upon the occurrence of the First Amendment Closing Date, the Credit Agreement thereto shall be amended as set forth in Sections 1 and 2 hereof and all references in any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended pursuant to Sections 1 and 2 hereof. Each Lender making a Supplemental Tranche B Term Loan may request that Company issue to such Lender a new Tranche B Term Note in the form of Exhibit IV-E to the Credit Agreement and, Company shall issue such Note or Notes, as applicable. Notwithstanding anything herein or in any other Loan Document to the contrary, each other Loan Document, including, without limitation, the Tranche B Term Notes, Company Pledge Agreement, the Company Security Agreement, the Subsidiary Pledge Agreements and the Subsidiary Security Agreements, shall continue in full force and effect and, to the extent covered thereby, continue to secure the Obligations (including, without limitation, the Supplemental Tranche B Term Loans and the Additional Tranche B Term Loans, if any).

4.  ACKNOWLEDGMENT AND CONSENT

     a. Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations (including, without limitation, the Supplemental Tranche B Term Loans and the Additional Tranche B Term Loans, if any).

     b. Each Subsidiary Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its Obligations thereunder (including, without limitation, the Supplemental Tranche B Term Loans and the Additional Tranche B Term Loans, if any) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

5.  MISCELLANEOUS

     a. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.

     b. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     c. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     d. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     e. To facilitate reference to the provisions of the Credit Agreement, as amended by this Amendment, each Lender executing this Amendment hereby authorizes Administrative Agent, on its behalf, at the election of Lead Arranger to enter into an amendment and restatement of the Credit Agreement, as amended by this Amendment; provided that any such
                                                    --------
          amendment and restatement shall be distributed to each Lender.

     f. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:
                                         AFC ENTERPRISES, INC.


                                         By:  /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:   Samuel N. Frankel
                                                Title: Executive Vice President

SUBSIDIARY GUARANTORS:                   CINNABON INTERNATIONAL, INC.


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Executive Vice President


                                         CINNABON, INC.


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Secretary

                                         AFC PROPERTIES, INC.


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Secretary

                                         SEATTLE COFFEE COMPANY


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Vice President

                                         SEATTLES BEST COFFEE, LLC


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Secretary

                                         TORREFAZIONE ITALIA, LLC


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Secretary

                                         AFC FRANCHISE ACQUISITION CORP.


                                         By: /s/ Samuel N. Frankel
                                             -----------------------------------
                                                Name:  Samuel N. Frankel
                                                Title:  Secretary

SYNDICATION AGENT                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
AND LEAD ARRANGER:                           individually as a Lender and as Syndication
                                             Agent and Lead Arranger

                                         By:    [illegible]
                                            -------------------------------------------
                                                         Authorized Signatory

ADMINISTRATIVE AGENT:                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                         as Administrative Agent

                                         By:    [illegible]
                                            -------------------------------------------
                                                 Name:
                                                 Title:

LENDERS:                                 BANK OF AMERICA, N.A.,
                                         as a Lender

                                         By:    [illegible]
                                            -------------------------------------------
                                                  Name:
                                                  Title:

                                         BANKBOSTON, N.A.,
                                         as a Lender

                                         By:    [illegible]
                                            -------------------------------------------
                                                  Name:
                                                  Title:

                                         CIBC INC.,
                                         as a Lender

                                         By:  /s/ Katherine Bass
                                            -------------------------------------------
                                                 Name:  Katharine Bass
                                                 Title:  CIBC Word Markets Corp. As Agent

                                         CREDIT LYONNAIS, NEW YORK BRANCH,
                                         as a Lender

                                         By:    [illegible]
                                            -------------------------------------------
                                                  Name:
                                                  Title:

                                         FLEET BUSINESS CREDIT CORPORATION,
                                         as a Lender

                                         By: /s/ Mark Flamm
                                            -------------------------------------------
                                                Name:  Mark Flamm
                                                Title:  Vice President

                                         FLOATING RATE PORTFOLIO,
                                         as a Lender
                                         By: INVESCO Senior Secured Management, Inc.,
                                             as attorney in fact

                                         By: /s/ Anne M. McCarthy
                                            -------------------------------------------
                                                Name:  Anne M. McCarthy
                                                Title:  Authorized Signatory

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as a Lender

                                         By: /s/ William E. Magee
                                            ----------------------------------
                                             Name:  William E. Magee
                                             Title:  Duly Authorized Signatory

                                         KZH ING-1 LLC,
                                         as a Lender

                                         By:   [illegible]
                                            ----------------------------------
                                               Name:
                                               Title:

                                         KZH RIVERSIDE LLC,
                                         as a Lender

                                         By:   [illegible]
                                            ----------------------------------
                                               Name:
                                               Title:

                                         KZH ING-3 LLC,
                                         as a Lender

                                         By:  [illegible]
                                            ----------------------------------
                                              Name:
                                              Title:

                                       OXFORD STRATEGIC INCOME FUND,
                                       as a Lender
                                       By: Eaton Vance Management, as Investment
                                           Advisor

                                       By:    [illegible]
                                          ----------------------------------
                                              Name:
                                              Title:

                                         SENIOR DEBT PORTFOLIO, as a Lender
                                         By: Boston Management and Research, as
                                             Investment Advisor

                                         By:    [illegible]
                                            -------------------------------
                                                Name:
                                                Title:

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as a Lender

                                       By:  [illegible]
                                          --------------------------------------
                                            Name:
                                            Title:

                                       STEIN ROE & FARNHAM CLO I LTD.,
                                       as a Lender
                                       By: Stein Roe & Farnham Incorporated, as
                                           Portfolio Manager


                                       By: /s/ Brian W. Good
                                          --------------------------------------
                                             Name: Brian W. Good
                                             Title: Vice President and Portfolio
                                                    Manager

                                       SOUTHTRUST BANK, N.A.,
                                       as a Lender


                                       By:  [illegible]
                                          --------------------------------------
                                            Name:
                                            Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender

                                       By:  [illegible]
                                          --------------------------------------
                                            Name:
                                            Title:

                                       VAN KAMPEN SENIOR FLOATING RATE FUND,
                                       as a Lender
                                       By:  Van Kampen Investment Advisory Inc.


                                       By: /s/ Darvin D. Pierce
                                          --------------------------------------
                                              Name: Darvin D. Pierce
                                              Title: Vice President

SCHEDULE A TO

                                                                 FIRST AMENDMENT

                 SUPPLEMENTAL TRANCHE B TERM LOAN COMMITMENTS




LENDER                               Supplemental Tranche B Term Loan Commitment
------                               -------------------------------------------

Goldman Sachs Credit Partners L.P.

                                     $25,000,000

                    Total

                                     $25,000,000
                                     ===========